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

FUND CODE/NAME:     489/SCUDDER MICRO CAP FUND-A

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   1,505
                                 TOTAL NUMBER OF SHARES FOR FUND               :            583,037.9720
FUND CODE/NAME:     589/SCUDDER MICRO CAP FUND-INST

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

             2435-8     CHARLES SCHWAB & CO INC                 ###-##-####        5323/999            090           2,168,257.4610
                        SPECIAL CUSTODY ACCOUNT
                        MUTUAL FUNDS DEPARTMENT                                                                        52.22 %
                        101 MONTGOMERY STREET
                        SAN FRANCISCO CA  94104-4122



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     210
                                 TOTAL NUMBER OF SHARES FOR FUND               :          4,151,787.3320
FUND CODE/NAME:     689/SCUDDER MICRO CAP FUND-B

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     604
                                 TOTAL NUMBER OF SHARES FOR FUND               :            174,610.5540
FUND CODE/NAME:     789/SCUDDER MICRO CAP FUND-C

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     655
                                 TOTAL NUMBER OF SHARES FOR FUND               :            260,003.6070
 FUND CODE/NAME:     809/SCUDDER MICRO CAP FUND-INV

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

             2435-8     CHARLES SCHWAB & CO INC                 ###-##-####        5323/999            090             356,898.4670
                        SPECIAL CUSTODY ACCOUNT
                        MUTUAL FUNDS DEPARTMENT                                                                        37.26 %
                        101 MONTGOMERY STREET
                        SAN FRANCISCO CA  94104-4122



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     666
                                 TOTAL NUMBER OF SHARES FOR FUND               :            957,918.7210

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